AmREIT
--------------------------------------------------------------------------------
                       Supplemental Financial Information
                                December 31, 2007
                                   (Unaudited)

                            Table of Contents                             Page #
                            -----------------                             ------

Corporate Profile                                                            1
Consolidated Balance Sheets                                                  2
Consolidated Statements of Operations                                        3
Consolidated Statements of Operations - Segments                           4 - 7

Summary of Operating Results
     Funds From Operations                                                   8
     Dividends - All Classes of Common Shares                                8
     Rental and Earned Income                                                9
     Real Estate Operating Revenue                                           9
     Discontinued Operations                                                10
     Interest Expense                                                       10

Summary Balance Sheet Information
     Common Share Data                                                      11
     Capitalization                                                         11


Debt Information
     Outstanding Balances and Terms                                         12
     Fixed vs. Variable Rate Debt                                           13

Property & Tenant Information
     Property Table                                                         14
     Tenant Concentration                                                   15
     Leasing Activity Report                                                15
     Lease Expiration Schedule                                              16

This Supplemental Financial Information package contains historical information of the Company and is intended to supplement the Company's Annual Report on Form 10-K for the twelve months ended December 31, 2007. All financial information in this Supplemental Financial Information package is shown in thousands, except for per share data and share information.

Certain information contained in this Supplemental Financial Information package includes certain forward-looking statements reflecting AmREIT's expectations in the near term that involve a number of risks and uncertainties; however, many factors may materially affect the actual results, including demand for our properties, changes in rental and occupancy rates, changes in property operating costs, interest rate fluctuations, and changes in local and general economic conditions. Accordingly, there is no assurance that AmREIT's expectations will be realized.

Corporate Profile:

AmREIT (AMEX: AMY) is a full service real estate company dedicated to providing the highest standard of service and value to its clients, partners and investors. For 24 years, AmREIT has delivered on its vision to become the Irreplaceable Corners TM company through investments, acquisitions, value add developments and management of high quality retail and mixed-use properties. AMREIT has more than 1.3 million square feet in various stages of development, re-development or in the pipeline for its advisory funds. AmREIT is headquartered in Houston, Texas and has an office in Dallas, Texas.


Corporate Office:

8 Greenway Plaza, Suite 1000
Houston, Texas  77046
(800) 888-4400
(713) 850-0498 (fax)
www.amreit.com



Stock Exchange:

American Stock Exchange - AMY

Consolidated Balance Sheets:
PART I - FINANCIAL INFORMATION
Item 1. Financial Statements
                                       AmREIT AND SUBSIDIARIES
                                     CONSOLIDATED BALANCE SHEETS
                               December 31, 2007 and December 31, 2006
                                  (in thousands, except share data)

                                                                          December 31,   December 31,
                                                                              2007            2006
                                                                         --------------  -------------
 ASSETS
 Real estate investments at cost:
   Land                                                                   $    130,563     $  124,751
   Buildings                                                                   141,045        140,487
   Tenant improvements                                                          10,105          9,296
                                                                         -----------------------------
                                                                               281,713        274,534
   Less accumulated depreciation and amortization                              (15,626)       (10,628)
                                                                         --------------  -------------
                                                                               266,087        263,906
   Real estate held for sale and
        Investment in direct financing leases held for sale, net                22,438              -
   Net investment in direct financing leases held for investment                 2,058         19,204
   Intangible lease cost, net                                                   13,096         16,016
   Investment in merchant development funds and other affiliates                10,514          2,651
                                                                         --------------  -------------
            Net real estate investments                                        314,193        301,777

 Cash and cash equivalents                                                       1,221          3,415
 Tenant receivables, net                                                         4,398          4,330
 Accounts receivable, net                                                        1,251          1,772
 Accounts receivable - related party                                             5,386          1,665
 Notes receivable - related party                                               10,442         10,104
 Deferred costs                                                                  2,472          2,045
 Other assets                                                                    4,394          3,322
                                                                         --------------  -------------
 TOTAL ASSETS                                                             $    343,757     $  328,430
                                                                         ==============  =============

 LIABILITIES AND SHAREHOLDERS' EQUITY
 Liabilities:
   Notes payable                                                          $    168,560     $  144,453
   Notes payable, held for sale                                                 12,811              -
   Accounts payable and other liabilities                                        7,699          9,162
   Below market leases, net                                                      3,401          3,960
   Security deposits                                                               674            668
                                                                         --------------  -------------
            TOTAL LIABILITIES                                                  193,145        158,243
                                                                         --------------  -------------

 Minority interest                                                               1,179          1,137

 Shareholders' equity:
   Preferred shares, $.01 par value, 10,000,000 shares authorized, none
    issued                                                                           -              -
   Class A Common shares, $.01 par value, 50,000,000 shares authorized,
            6,626,559 and 6,549,950 shares issued, respectively                     66             65
   Class B Common shares, $.01 par value, 3,000,000 shares authorized,
            0 and 1,080,180 shares issued and outstanding, respectively              -             11
   Class C Common shares, $.01 par value, 4,400,000 shares authorized,

Consolidated Statements of
Operations:


                                      Quarter ended     Year to date ended
                                         December 31,        December 31,
                                      2007      2006       2007       2006
                                    --------- --------- ---------- ----------

 Revenues:
  Rental income from operating
   leases                           $  8,022  $  7,353  $  30,381  $  27,999
  Earned income from direct
   financing leases                       60        60        239        238
  Real estate fee income                 224       556      1,196      1,334
  Real estate fee income - related
   party                               1,209     4,409      4,046      6,983
  Construction revenues                  653     1,380      1,745      3,025
  Construction revenues - related
   party                               3,130     3,749      5,900     10,435
  Securities commission income -
   related party                       1,395     2,382      4,805      6,554
  Asset management fee income -
   related party                         359       267      1,289        823
                                    --------- --------- ---------- ----------
   Total revenues                     15,052    20,156     49,601     57,391
                                    --------- --------- ---------- ----------

 Expenses:
  General and administrative           3,207     3,254      9,570      9,488
  Property expense                     1,898     1,722      7,601      6,911
  Construction costs                   3,385     4,782      6,906     12,290
  Legal and professional                 557       604      1,745      1,546
  Real estate commissions                 11       502        459      1,042
  Securities commissions               1,127     2,038      3,989      5,732
  Depreciation and amortization        1,894     2,115      7,808      8,735
                                    --------- --------- ---------- ----------
   Total expenses                     12,079    15,017     38,078     45,744
                                    --------- --------- ---------- ----------

 Operating income                      2,973     5,140     11,523     11,648

 Other income (expense):
   Interest and other income -
    related party                        281       624      1,142      1,494
   Income from merchant development
    funds and other affiliates          (282)      448        153        967
   Federal income tax (expense)
    benefit for taxable REIT
    subsidiary                           339    (1,235)       581       (875)
   Interest expense                   (2,209)   (1,859)    (8,694)    (6,954)
   Minority interest in income of
    consolidated joint ventures           (7)        4         44         62
                                    --------- --------- ---------- ----------

 Income before discontinued
  operations                           1,095     3,122      4,749      6,342

 Income from discontinued
  operations, net of taxes                48       246        502        916
 Gain on sales of real estate
  acquired for resale, net of taxes        -       293          -        305
                                    --------- --------- ---------- ----------
   Income from discontinued
    operations                            48       539        502      1,221
                                    --------- --------- ---------- ==========

 Net income                            1,143     3,661      5,251      7,563

 Distributions paid to class B, C
  and D shareholders                  (3,601)   (2,713)   (11,709)   (11,442)
                                    --------- --------- ---------- ----------

 Net loss available to class A
  shareholders                      $ (2,457) $    948  $  (6,458) $  (3,879)
                                    ========= ========= ========== ==========

 Net loss per class A common share -
  basic and diluted
  Loss before discontinued
   operations                       $  (0.40) $   0.07  $   (1.09) $   (0.81)
  Income from discontinued
   operations                       $   0.01  $   0.09  $    0.08  $    0.19
                                    --------- --------- ---------- ----------
  Net loss                          $  (0.39) $   0.15  $   (1.01) $   (0.62)
                                    ========= ========= ========== ==========

 Weighted average class A common
  shares used to
  compute net loss per share, basic
   and diluted                         6,316     6,238      6,358      6,300
                                    ========= ========= ========== ==========

Segmented Statements of Operations:

                                                                Asset Advisory Group
                                                               -------------------------
                                                Real Estate
                                               Development &                 Merchant
For the Year Ended                               Operating     Securities   Development
December 31, 2007 ($ in 000's)      Portfolio      Company      Operations     Funds      Total
----------------------------------- ---------  --------------  -----------------------------------
Rental income                          30,620             -           -             -      30,620
Securities commission income                -             -       4,805             -       4,805
Real estate fee income                      -         5,242           -             -       5,242
Construction revenues                       -         7,645           -             -       7,645
Asset management fee income                 -             -           -         1,289       1,289
                                    ------------------------- -----------------------  ----------
             Total revenue             30,620        12,887       4,805         1,289      49,601

General and administrative              1,686         5,758       2,018           108       9,570
Property expense                        7,503            97           1             -       7,601
Construction costs                          -         6,906           -             -       6,906
Legal and professional                  1,369           196         149            31       1,745
Real estate commissions                     -           459           -             -         459
Securities commissions                      -             -       3,989             -       3,989
Depreciation and amortization           7,808             -           -             -       7,808
                                    ------------------------- -----------------------  ----------
             Total expenses            18,366        13,416       6,157           139      38,078

Interest
 expense                              (7,965)         (680)        (49)             -     (8,694)
Other income/ (expense)                   892           709         120           199       1,920

Income from discontinued operations       485            18           -             -         502

                                    ---------  ------------   ---------  ------------  ----------
             Net income (loss)          5,667         (482)     (1,281)         1,349       5,251
                                    =========  ============   =========  ============  ==========

                                                                            Asset Advisory Group
                                                                         ----------------------------
                                                          Real Estate
                                                          Development &                   Merchant
For the Year Ended                                         Operating      Securities     Development
December 31, 2006 ($ in 000's)                Portfolio     Company       Operations        Funds         Total
--------------------------------------------------------  -------------- --------------- -------------- -------------
Rental income                                     28,237            -                -              -          28,237
Securities commission income                           -            -            6,554              -           6,554
Real estate fee income                                 -        8,317                -              -           8,317
Construction revenues                                  -       13,460                -              -          13,460
Asset management fee income                            -            -                -            823             823
                                              ----------  -----------    -------------   ------------   -------------
                            Total revenue         28,237       21,777            6,554            823          57,391

General and administrative                         1,802        5,235            2,284            167           9,488
Property expense                                   6,911            -                -              -           6,911
Construction costs                                     -       12,290                -              -          12,290
Legal and professional                             1,235          241               70              -           1,546
Real estate commissions                                -        1,042                -              -           1,042
Securities commissions                                 -            -            5,732              -           5,732
Depreciation and amortization                      8,735            -                -              -           8,735
                                              ----------  -----------    -------------   ------------   -------------
                            Total expenses        18,682       18,808            8,086            167          45,744

Interest expense                                 (6,426)        (295)            (234)              -         (6,954)
Other income/ (expense)                            1,294        (400)              602            152           1,648

Income from discontinued
 operations                                          873          348                -              -           1,221

                                              ----------  -----------    -------------   ------------   -------------
                            Net income (loss)      5,296        2,623          (1,164)            808           7,563
                                              ==========  ===========    =============   ============   =============

                                                                       Asset Advisory Group
                                                                  --------------------------------
                                                  Real Estate
                                                  Development &                       Merchant
For the Quarter Ended                              Operating        Securities      Development
December 31, 2007 ($ in 000's)       Portfolio       Company        Operations         Funds           Total
----------------------------------- ------------  --------------  ---------------  ---------------  --------------
Rental income                              8,082              -                -                -            8,082
Securities commission income                   -              -            1,395                -            1,395
Real estate fee income                         -          1,433                -                -            1,433
Construction revenues                          -          3,783                -                -            3,783
Asset management fee income                    -              -                -              359              359
                                    ------------  --------------  --------------   ---------------  --------------
       Total revenue                       8,082          5,216            1,395              359           15,052

General and administrative                   567          1,884              689               67            3,207
Property expense                           1,894              4                -                -            1,898
Construction costs                             -          3,385                -                -            3,385
Legal and professional                       460             33               37               26              557
Real estate commissions                      (1)             12                -                -               11
Securities commissions                         -              -            1,127                -            1,127
Depreciation and amortization              1,894              -                -                -            1,894
                                    ------------  --------------  --------------   ---------------  --------------
       Total expenses                      4,815          5,318            1,853               93           12,079

Interest expense                         (1,924)          (265)             (20)                -          (2,209)
Other income/ (expense)                        2            315            (215)              229              331

Income from discontinued operations           32             16                -                -               48

                                    ------------  --------------  --------------   ---------------  --------------
       Net income (loss)                   1,377           (36)            (693)              495            1,143
                                    ============  ==============  ==============   ===============  ==============

                                                                             Asset Advisory Group
                                                                         -----------------------------
                                                           Real Estate
                                                            Development                   Merchant
For the Quarter Ended                                      & Operating     Securities     Development
December 31, 2006 ($ in 000's)                Portfolio       Company      Operations       Funds         Total
--------------------------------------------------------  -------------- ------------- --------------- ------------
Rental income                                      7,413             -              -               -         7,413
Securities commission
 income                                                -             -          2,382               -         2,382
Real estate fee income                                 -         4,965              -               -         4,965
Construction revenues                                  -         5,129              -               -         5,129
Asset management fee income                            -             -              -             267           267
                                             -----------  ------------   ------------  --------------  ------------
                           Total revenue           7,413        10,094          2,382             267        20,156

General and administrative                           998         1,570            650              35         3,254
Property expense                                   1,821         (103)              3               -         1,722
Construction costs                                     -         4,782              -               -         4,782
Legal and professional                               536            55             13               -           604
Real estate commissions                                -           502              -               -           502
Securities commissions                                 -             -          2,038               -         2,038
Depreciation and
 amortization                                      2,115             -              -               -         2,115
                                             -----------  ------------   ------------  --------------  ------------
                           Total expenses          5,471         6,807          2,704              35        15,017

Interest expense                                 (1,707)            47          (198)               -       (1,859)
Other income/ (expense)                               95         (541)            476           (189)         (159)

Income from discontinued
 operations                                          172           367              -               -           539

                                             -----------  ------------   ------------  --------------  ------------
                           Net income (loss)         501         3,160           (44)              43         3,661
                                             ===========  ============   ============  ==============  ============

                                     AmREIT
                          Summary of Operating Results

                                                                     Three Months Ended            Year Ended
                                                                        December 31,              December 31,
                                                                -----------------------------------------------------
Funds From Operations:                                              2007        2006            2007         2006
                                                                -----------  ----------     -----------  ------------
Income - before discontinued operations                              1,095       3,122       $   4,749    $    6,342
Income - from discontinued operations                                   48         539             502         1,221
Plus depreciation of real estate assets - from operations            1,926       2,136           7,848         8,760
Plus depreciation of real estate assets - from
    discontinued operations                                              8           5              30            22
Adjustments for nonconsolidated affiliates                             374          22             476           133
Less gain on sale of real estate acquired for investment                 -           -               -          (285)
Less class B, C & D distributions                                   (3,601)     (2,713)        (11,709)      (11,442)
Total Funds From Operations available to class A
                                                                -----------  ----------     -----------  ------------
    shareholders                                                      (150)   $  3,112       $   1,896    $    4,751
                                                                ===========  ==========     ===========  ============

Weighted average Class A shares outstanding                          6,316       6,238           6,358         6,300
                                                                ===========  ==========     ===========  ============

Funds from operations per Class A share                          $   (0.02)   $   0.50       $    0.30    $     0.75

Dividends:
Class A Common share dividends per share                         $    0.12    $   0.12       $    0.50    $     0.50
Class B Common share dividends per share (1)                     $    0.19    $   0.19       $    0.76    $     0.76
Class C Common share dividends per share (2)                     $    0.17    $   0.17       $    0.68    $     0.68
Class D Common share dividends per share (3)                     $    0.16    $   0.16       $    0.64    $     0.64

(1) The class B common shares received a cumulative preferred dividend, fixed at 8%, payable quarterly. On December 20, 2007, we redeemed our remaining class B common shares at $10.18 per share.
(2) The class C common shares receive a preferred dividend, fixed at 7%, payable monthly. The shares are convertible into our class A common shares based on 110% of invested capital (i.e. $1,000 in class C common shares will convert into $1,100 in class A common shares) after the seventh anniversary of issuance (beginning in 2010). We have the right to force conversion of the class C common shares into Class A common shares on a one-for-one basis or to redeem the shares at a cash redemption price of $11.00 per share at the holder's option.
(3) The class D common shares receive a fixed 6.5% annual dividend, payable monthly. The shares are convertible into our class A common shares based on 107.7% of invested capital (i.e. $1,000 in class D common shares will convert into $1,077 in class A common shares) after the seventh anniversary of issuance (beginning in 2011). The class D common shares became callable by the Company beginning in July 2005, based on the same conversion formula, prorated for the time the shares were outstanding (107.7% of invested capital).

                                            Three Months Ended         Twelve Months Ended
                                               December 31,               December 31,
                                            ------------------         -------------------
Rental and Earned Income:                      2007      2006             2007      2006
                                            --------- --------         --------- ---------
   Base minimum rent                         $  5,504  $ 5,003          $ 21,576  $ 19,584
   Earned income from direct financing
    leases                                         60       60               239       238
   Straight line rent                              21      404               437       754
   Over/Under market rent                          47       32               177        82
   Percentage rent                                504      469               669       760
   Tenant reimbursements                        1,857      745             7,254     6,119
   Lease termination fees                          87      700               266       700
                                            --------- --------         --------- ---------
          Total Rental and Earned Income     $  8,082  $ 7,413          $ 30,620  $ 28,237
                                            ========= ========         ========= =========


                                                Three Months Ended       Year Ended
                                                   December 31,         December 31,
                                               -------------------- --------------------
Real Estate Operating Revenue:                    2007      2006       2007       2006
                                               --------- ---------- ---------  ---------

Development and construction management fees
         Merchant development funds and
          affiliates                            $   365   $    603   $   943    $   970
         Unrelated third parties                     63        140       339        170
Leasing and brokerage commissions
         Merchant development funds and
          affiliates                                615      3,676     2,214      5,608
         Unrelated third parties                    161        416       857      1,164
Property management fees
         Merchant development funds and
          affiliates                                229        130       889        405
         Unrelated third parties                      -          -         -          -
                                               --------- ---------- ---------  ---------
           Total Real Estate Operating Revenue  $ 1,433   $  4,965   $ 5,242    $ 8,317
                                               ========= ========== =========  =========

          Percent attributable to merchant
           development funds and affiliates
                                                     84%        89%       77%        84%
          Percent attributable to unrelated
           third parties
                                                     16%        11%       23%        16%

                                                  Three Months Ended             Year Ended
                                               -----------------------  --------------------------
Discontinued Operations                             December 31,               December 31,
                                               -----------------------  --------------------------
                                                   2007        2006         2007          2006
                                               ----------  -----------  ----------    ------------
Rental revenue                                  $      78   $       60   $     266     $     211
Earned income from DFL                                445          448       1,787         1,792
Gain on sale of real estate held for
 investment                                             -           96                       305
Gain on sale of real estate held for resale             -          281                       293
                                               ----------  -----------  ----------    ------------
        Total revenues                                523          885       2,053         2,601
                                               ----------  -----------  ----------    ------------

Property expense                                        9            5           -            44
Other general and administrative                        1            -          17            18
Federal income tax expense (benefit)                    8            3           9           (12)
Legal and professional                                 27           20          47            51
Depreciation and amortization                           8            5          30            22
Minority interest                                      31           22         185           120
Interest expense                                      391          291       1,263         1,136
                                               ----------  -----------  ----------    ------------
        Total expenses                                475          346       1,551         1,380
                                               ----------  -----------  ----------    ------------
Income from discontinued operations                    48          539         502         1,221
Basic and diluted income from discontinued
 operations
        per class A common share                $    0.01   $     0.09   $    0.08     $    0.19


                                             Three Months Ended                 Year Ended
                                                 December 31,                   December 31,
                                         ----------------------------  ------------------------------
Interest Expense:                            2007           2006            2007            2006
                                         -------------  -------------  --------------  --------------
   Interest paid - floating rate          $     253      $      114     $       863      $      467
   Interest paid - fixed rate                 1,936           1,737           7,777           6,466
   Loan cost amortization                        80              67             290             253
   Out-of-market debt amortization              (59)            (59)           (235)           (232)
                                         -------------  -------------  --------------  --------------
                 Total Interest Expense   $   2,210      $    1,859     $     8,695      $    6,954
                                         -------------  -------------  --------------  --------------

                                     AmREIT
                       Summary Balance Sheet Information

                                                                                         December           December
                                                                                         31, 2007           31, 2006
                                                                                    ------------------ ------------------
Class A Common Share Data:
 Closing market price                                                               $           7.16   $            8.33

 Dividend yield                                                                                 6.98%               6.00%

 90-day average trading volume                                                                 9,866              16,474


Total Capitalization:

 Debt                                                                               $        181,371 * $         144,453
 Class A common shares at market                                                              47,446              52,127
 Class B common shares at market                                                                   -               8,998
 Class C common shares as converted                                                           45,584              45,601
 Class D common shares as converted                                                          118,963             118,899
                                                                                    -----------------  ------------------
                                                               Total Capitalization $        393,364   $         370,078
                                                                                    =================  ==================

 Debt to Total Capitalization                                                                   46.1%               39.0%

* Includes debt associated with assets held for sale in the amount of $12,811 as of December 31, 2007

                                     AmREIT
                                Debt Information

                                           Amount        Amount
                                         Outstanding  Outstanding                Annual Debt
Description                              12-31-2007    12-31-2006  Interest Rate    Service        Maturity Date
--------------------------------------------------------------------------------------------------------------------
MacArthur Park                          $      13,410 $     13,410         6.17% $         827             12/1/2008
                                        --------------------------
     2008 Maturities                    $      13,410 $     13,410

Credit Facility                         $      30,439 $     11,929         6.14% $       1,869            10/30/2009
                                        --------------------------
     2009 Maturities                           30,439       11,929

Sugarland IHOP                          $       1,110 $      1,155         8.25% $         138              3/1/2011
Sugar Land Plaza                                2,258        2,286         7.60%           203             11/1/2011
                                        --------------------------
     2011 Maturities                    $       3,368 $      3,441

AAA CTL Notes (3)                       $      12,811 $     13,265 7.72% - 7.89% $       1,110       04/2012-08/2012
5115 Buffalo Spdwy.                             2,699        2,731         7.58%           241             5/11/2012
                                        --------------------------
     2012 Maturities                    $      15,510 $     15,996

Cinco Ranch                             $       8,158 $      8,298         5.60% $         601             7/10/2013
Plaza in the Park                              17,243       17,538         5.60%         1,270             7/10/2013
                                        --------------------------
     2013 Maturities                    $      25,401 $     25,836

Uptown Park                             $      49,000 $     49,000         5.37% $       2,631              6/1/2015
                                        --------------------------
     2015 Maturities                    $      49,000 $     49,000

Southbank - Riverwalk                   $      20,000 $     20,000         5.91% $       1,182              6/1/2016
                                        --------------------------
     2016 Maturities                    $      20,000 $     20,000

Bakery Square                           $       3,704 $      3,967         8.00% $         571             2/10/2017
Uptown Plaza Dallas                     $      19,900 $          -         5.64% $         783              4/1/2017
                                        --------------------------
     2017 Maturities                    $      23,604 $      3,967

  Total Maturities (2)                  $     180,732 $    143,579
                                        ==========================

(1) Our revolving credit facility is a variable-rate debt instrument, and its outstanding balance fluctuates throughout the year based on our liquidity needs. Annual Debt Service on this debt instrument assumes that the amount outstanding and the interest rate as of December 31, 2007 remain constant through maturity.




(2) Total maturities above are $639 thousand and $874 thousand less than total debt as reported in our consolidated financial statements as of December 31, 2007 and December 31, 2006, respectively, due to the premium recorded on above-market debt assumed in conjunction with certain of our property acquisitions.




(3) The associated assets are held for sale as of December 31, 2007.

Fixed vs. Variable Rate Debt:

                                                                      December 31,     % of     December 31,     % of
                                                                          2007         Total        2006        Total
                                                                      --------------------------------------------------

Variable rate                                                         $      30,439       16.8% $      11,929       8.3%
Fixed rate*                                                                 150,932       83.2%       132,524      91.7%
                                                                      --------------------------------------------------
                                                                      $     181,371      100.0% $     144,453     100.0%

* Includes debt of $12,811 associated with assets held for sale as of December 31, 2007.

                                     AmREIT
                          Property & Tenant Information

Grocery Anchored Shopping Centers                             City       State    GLA              ABR          % Leased
--------------------------------------------------------------------------------------------------------------------------
 1 AmREIT C-Ranch LP                                        Houston       TX      97,297 $             1,207,720       98%
 2 MacArthur Park                                            Irving       TX     237,381               3,827,651       97%
 3 Plaza in the Park                                        Houston       TX     144,062               2,678,998       97%
==========================================================================================================================
 3 Grocery Anchored Shopping Centers Total                                       478,740 $             7,714,369

Neighborhood Lifestyle & Community Shopping Center            City       State    GLA              ABR          % Leased
--------------------------------------------------------------------------------------------------------------------------
 1 Bakery Square                                            Houston       TX      34,614 $               851,914      100%
 2 Courtyard on Post Oak                                    Houston       TX      13,597                 477,361      100%
 3 Sugarland Plaza                                         Sugarland      TX      16,750                 349,612      100%
 4 Terrace Shops                                            Houston       TX      16,395                 482,278      100%
 5 Uptown Plaza (including CVS)                             Houston       TX      28,000               1,237,769      100%
 6 Uptown Park                                              Houston       TX     169,112               5,179,689       99%
 7 Woodlands Plaza                                       The Woodlands    TX      20,018                 373,317      100%
 8 Southbank - Riverwalk                                  San Antonio     TX      46,673               1,534,386      100%
 9 584 N. Germantown Parkway                                Memphis       TN      15,000                 193,903       75%
10 Uptown Plaza - Dallas                                     Dallas       TX      33,840               1,619,906      100%
==========================================================================================================================
10           Community Shopping Centers Total                                    393,999 $            12,300,134

Single Tenant (Ground Leases) - Land                          City       State    GLA              ABR          % Leased
--------------------------------------------------------------------------------------------------------------------------
 1 410-Blanco (Citibank)                                  San Antonio     TX       4,439 $               159,979      100%
 2 Carlson Restaurants                                      Hanover       MD       6,802                 141,674      100%
 3 Darden                                                Peachtree City   GA       6,867                  79,366      100%
 4 CVS Corporation (Eckerds at Yorktown)                    Houston       TX      13,824                 327,167      100%
 5 Fontana Tract - (land)                                    Dallas       TX           0                       0      100%
 6 Washington Mutual                                        Houston       TX       3,685                  98,155      100%
 7 Washington Mutual                                     The Woodlands    TX       3,685                  63,996      100%
 8 Woodlands Ring Road - Ground Leases                   The Woodlands    TX      66,349                 667,641      100%
==========================================================================================================================
 8          Single Tenant (Ground Leases) Total                                  105,651 $             1,537,978

Single Tenant (Fee Simple)                                    City       State    GLA              ABR          % Leased
--------------------------------------------------------------------------------------------------------------------------
 1 AFC, Inc.                                                Atlanta       GA       2,583 $               119,279      100%
 2 Advance Auto                                              Aurora       IL       7,000    Note (1) (2) (3) (4)        0%
 3 Advance Auto                                            St. Louis      MO       7,000    Note (1) (2) (3) (4)        0%
 4 Advance Auto (land)                                     Washington     MO           0    Note (1) (2) (3) (4)        0%
 5 McAlister's Deli                                        Champaign      IL       7,000                 175,392      100%
 6 McAlister's Deli                                          Peoria       IL       3,426                 151,491      100%
 7 Sunbelt Rental (2 acres of land)                        Champaign      IL           0        Note (1) (2) (3)        0%
 8 Carlson Restaurants                                      Houston       TX       8,500                 200,000      100%
 9 Golden Corral                                            Houston       TX      12,000                 182,994      100%
10 Golden Corral                                             Humble       TX      12,000                 181,688      100%
11 IHOP Corporation #1483                                  Sugarland      TX       4,020                 189,660      100%
12 IHOP Corporation #1737 (5)                             Centerville     UT       4,020                 163,380      100%
13 IHOP Corporation #4462 (5)                               Memphis       TN       4,020                 179,376      100%
14 IHOP Corporation #5318                                    Topeka       KS       4,020                 158,892      100%
==========================================================================================================================
14           Single Tenant (Fee Simple) Total                                     75,589 $             1,702,152

Single Tenant (Leasehold)                                     City       State    GLA              ABR          % Leased
--------------------------------------------------------------------------------------------------------------------------
15          Single Tenant (Leasehold) Total (5)             Various     Various   60,300 $             1,554,147      100%

                                   Company Total Sq. Ft.                       1,114,279 $            24,808,780

(1)  Under Development (GLA represents proposed leasable square footage)
(2)  Held for Sale
(3)  Held in joint venture of which we are the managing 50% owner.
(4) Advance Auto properties are located in MO and IL. Each of the properties has a proposed GLA of 7,000 square feet.
(5) IHOP properties are located in NM, LA, TX, CA, TN, CO, VA, NY, OR, KS, and MO. Each of the properties has a GLA of 4,020 square feet. These properties are held by a consolidated subsidiary, 75.0% of which is owned by us, 19.6% of which is owned by AmREIT Income & Growth Corporation, one of our merchant development funds, and the remainder of which is owned by unaffiliated third parties. We have assigned to management approximately 50% of our back-end participation interest in this entity as part of our long-term incentive compensation program. Accordingly, approximately half of the future net cash flows from such participation interest are owned by management.




Top Tenants by revenue concentration for the twelve months ended December 31, 2007:

                                                                  Rental            % Rental
Tenant                                                            Income             Income
----------------------------------------------------------- ------------------ ------------------
Kroger                                                      $            3,512             10.70%
IHOP Corporation*                                                        2,246              6.86%
CVS                                                                      1,143              3.49%
Grotto                                                                   1,077              3.28%
Linens N things                                                            919              2.80%
Hard Rock Cafe                                                             704              2.14%
Paesanos                                                                   611              1.86%
Champps Americana                                                          567              1.73%
Starbucks                                                                  516              1.57%
McCormick & Schmicks                                                       465              1.42%
                                                            ------------------ ------------------
                                                            $           11,760             35.85%
                                                            ================== ==================

* $1,897 of the IHOP Corporation revenues are related to assets which are held for sale as of December 31, 2007.

Leasing Activity for the quarter ended December 31, 2007:

                                                                                             Rent per sq. ft.
                                                                                           --------------------
                                                             # of leases Total sq. ft.     New Rent   Old Rent  % Change
                                                             ----------- ----------------- -------------------- ---------
New leases                                                             3             5,633 $   33.93        N/A      N/A

Activity on existing leases:
      Lease renewals                                                   3             6,158 $   30.99     $27.81    11.44%
      Non-renewals                                                     3             4,471       N/A     $25.33      N/A
      Cancelled leases                                                 1             1,853       N/A     $   43      N/A

Lease Expirations by Year:


                          Number of
          Expiration        Leases           Square          Percent
             Year          Expiring         Footage          of Total
          ------------------------------------------------------------
                2008              17            51,044           4.70%
                2009              30            79,805           7.34%
                2010              35           135,979          12.51%
                2011              50           188,135          17.31%
                2012              21            66,168           6.09%
                2013              15            67,467           6.21%
                2014               9            36,370           3.35%
                2015               2             7,251           0.67%
                2016              12            56,768           5.22%
                2017               6            47,090           4.33%
                2018               2             2,737           0.25%
                2019               1             4,020           0.37%
                2020               4            75,991           6.99%
                2021               4            89,676           8.25%
                2022               1             4,020           0.37%
                2023               1            63,373           5.83%
                2024               3            21,864           2.01%
                2025               7            45,597           4.20%
                2026               4            16,080           1.48%
                2027               3            12,060           1.11%
                2056               1            15,120           1.39%
          ------------------------------------------------------------
                                 228         1,086,615